UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 6, 2019

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas		001-14206	74-0607870
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower
100 North Stanton Street
El Paso,	Texas		79901
(Address of principal executive offices)			(Zip Code)
(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 6, 2019, the Company announced its financial results for the three months and nine months ended September 30, 2019. A copy of the earnings press release containing the announcement and a copy of the Company's Third Quarter 2019 Investor Presentation is furnished as Exhibit 99.01 and Exhibit 99.02, respectively, to this Current Report on Form 8-K.

None of the information furnished in this Item 2.02 and in Exhibits 99.01 and 99.02 to this Current Report on Form 8-K will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE
The information set forth in Item 2.02 above and in Exhibits 99.01 and 99.02 to this Current Report on Form 8-K is incorporated herein by reference.
None of the information furnished in this Item 7.01 will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor will it be deemed incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.01    Earnings Press Release, dated November 6, 2019
99.02    Third Quarter 2019 Investor Presentation
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline
XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    NATHAN T. HIRSCHI
Name:    Nathan T. Hirschi
Title:    Senior Vice President - Chief Financial Officer

Dated: November 6, 2019